Exhibit 99.1 November 2020 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2012 Purchased Colormaster dye house and Crown Rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Launched Calibré luxury vinyl flooring in Masland Contract • 2017 Launched Stainmaster® LVF in Masland and Dixie Home • 2018 Launched engineered wood in our Fabrica brand • 2018 Unified Atlas and Masland Contract into single business unit • 2019 Launched TRUCOR™ and TRUCOR Prime™ LVF in Dixie Home and Masland 3

COVID – 19 Response Health & Safety Cost Reductions Financing Initiatives • Large scale COVID-19 • Temporary pay Subsequent to the end of the testing where necessary reductions have been third quarter: • Monitoring and complying implemented for • We entered into a new with all government salaried workforce regulations $75 million, 5 year • We have placed a large • Restrictions implemented senior secured Revolving to minimize group percentage of our Credit Facility meetings associates either on • Dixie entered into two • Requirement to wear rotating layoff or fixed asset loans in the masks when unable to furlough. combined principal social distance • Reduced 401k matching amount of $25 million. • Remote work schedules • All spending is under • Availability under the have been implemented review with reductions new senior secured • Deep cleaning and and deferrals being sanitizing on a frequent facility was $45 million basis in facilities and implemented in many as of October 30. offices areas • Daily temperature checks prior to the start of work in all facilities and offices 4

COVID-19 Recovery 5

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 12% of sales – Top 100 carpet customers • 27% of sales 6

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 7

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Home sales 1,050 7,000 • “ traditionally taper off 1,000 toward the end of the 950 6,500 year, but in September 900 they surged beyond 850 what we normally see 6,000 during this season. 800 • I would attribute this 750 5,500 jump to record-low 700 interest rates and an 650 abundance of buyers in 5,000 600 the marketplace, including buyers of 550 vacation homes given 4,500 500 the greater flexibility to 450 work from home.” 400 4,000 350 Lawrence Yun 300 3,500 Chief Economist Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 Jan '20 National Association of Realtors October 22, 2020 8 Source: National Association of Realtors (existing) and census.gov/newhomesales

Remodeling Activity 8

Household Formations 9

Residential and Commercial Fixed Investment 11

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 12

2019 U.S. Flooring Manufacturers Flooring $ in Flooring Market Flooring Manufacturers millions % Shaw (Berkshire Hathaway) 5,387 25.2% Mohawk (MHK) 5,084 23.8% Engineered Floors (Private) 1,079 5.1% Interface (TILE) 668 3.1% Dixie (DXYN) 376 1.8% Imports & All Others 8,770 41.1% U.S. Carpet & Rug Market 21,364 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 13

Dixie versus the Industry 2020 TTM 2020 TTM Dixie sales U.S. Carpet & Rug Market High End Commercial, 23% Commercial, 42% High End Residential, 58% Residential, 77% Source: Floor Covering Weekly and Dixie Group estimate 14

Carpet Growth Dixie Market Share in Dollars and Units 15

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 16

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 17

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for Q3 2020 Fabrica Masland Dixie Home 18

Dixie Group High-End Residential Sales All Brands Sales by Channel for Q3 2020 Specialty - OEM Commercial Builder Mass Merchant Designer Retailer The company believes that a significant portion of retail sales also involve a designer. 19

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – TRUCOR™ SPC and TRUCOR Prime™ WPC Luxury Vinyl Flooring – Stainmaster® PetProtect ® Fiber Technology 20

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 20% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – TRUCOR Prime™ WPC Luxury Vinyl Flooring – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 21

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 29% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Fabrica Fine Wood Flooring, a sophisticated collection of refined “best in class” wood ﬂooring products. 22

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our AtlasMasland products – Designer driven focused on the fashion oriented market space – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and AtlasMasland sales forces – Commercial design firms and select commercial retailers 23

• The consolidation of Atlas and Masland Contract provides an exciting opportunity for us to become a greater resource to our customers in the hyper competitive commercial flooring market. • AtlasMasland has become a comprehensive resource to the commercial flooring customer. Whether a project calls for broadloom carpet, modular carpet tile, area rugs, walk off material or luxury vinyl flooring, we have the product and expertise to service any market segment. 24

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Sustaina™ cushion modular carpet backing with the ability to install in high relative humidity environments – The Crafted Collection with Sustaina™ cushion modular carpet backing, both PVC and polyeurathane free – over 80% recycled content – Calibré Luxury Vinyl Tile 25

Sales by Channel for Q3 2020 Other Health Care Hospitality Gov't Store Corporate Planning Education Channels: Interior Design Specifier and Commercial End User 26

Dixie Group Sales $ in millions Net Sales 450 422 412 407 397 405 400 375 345 350 331 321 317 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 TTM 2020 *2016 had 53 weeks. 27

Sales & Operating Income $ in millions Annual FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 TTM 2020 Net Sales 266 344 407 422 397 412 405 375 317 Net Income (Loss) (0.9) 5.3 (1.4) (2.4) (5.3) (9.6) (21.4) 15.3 16.8 Operating Income 1.8 8.9 (5.2) 2.0 (3.4) 4.0 (15.6) 21.3 22.3 Non-GAAP Adjusted Op. Income 3.5 16.4 6.7 7.0 (0.6) 4.6 (1.1) 1.7 (0.8) EBITDA 11.2 18.7 16.9 15.9 10.0 16.6 (3.1) 32.9 36.1 Non-GAAP Adjusted EBITDA 13.2 26.5 19.8 21.0 12.9 17.5 11.4 13.5 13.5 Quarterly Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net Sales 101.6 98.2 88.6 100.4 95.4 90.1 80.6 60.8 85.9 Net Income (Loss) (3.0) (13.7) (6.7) (1.2) (2.6) 25.7 (2.7) (7.1) 0.9 Operating Income (1.2) (12.8) (4.9) 0.6 (1.0) 26.7 (1.3) (5.6) 2.6 Non-GAAP Adjusted Op. Income 0.7 (2.4) (2.8) 2.5 0.1 1.8 (1.3) (4.4) 3.1 EBITDA 1.9 (9.5) (1.8) 3.3 1.9 29.4 1.6 (3.1) 8.2 Non-GAAP Adjusted EBITDA 3.8 0.8 0.4 5.3 3.0 4.8 1.7 (1.8) 8.8 Change Year over Year Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net Sales (1.1) (6.9) (10.3) (6.0) (6.1) (8.0) (8.0) (39.6) (9.5) Net Sales % Change -1.1% -6.6% -10.4% -5.7% -6.0% -8.2% -9.1% -39.4% -10.0% Net Income (Loss) (2.4) (4.2) (3.8) 0.6 0.4 39.4 4.0 (5.8) 3.4 Operating Income (1.9) (12.2) (3.3) 0.7 0.1 39.4 3.5 (6.2) 3.6 Non-GAAP Adjusted Op. Income (0.1) (2.5) (1.5) 0.5 (0.6) 4.3 1.5 (6.9) 3.0 EBITDA (2.1) (12.2) (3.4) 0.4 0.0 38.9 3.4 (6.5) 6.3 Non-GAAP Adjusted EBITDA (0.2) (2.5) (1.5) 0.3 (0.7) 4.0 1.4 (7.1) 5.8 Note: 2016 has 53 operating weeks, all other periods had 52 operating weeks Note: Non-GAAP reconciliation starting on slide 32 28

Current Business Conditions 4th Quarter Outlook: • Returned to profitability in the 3rd quarter with gross profit at 25.9% compared to 22.1% a year ago. • Commercial business continues to be adversely impacted by Covid-19. We see no change in the 4th quarter. The commercial business represents 18% of current sales. • Residential continues to gain momentum. For October, orders and sales are up in the low to middle teens compared to a year ago. • The industry implemented a price increase in the 4th quarter. • We have provided good operational performance in our manufacturing facilities. • We continue to see major improvements in cost, quality, waste and service. • Through operational improvements, we have been able to reduce headcount 6% this year and 26% in the last 3 years. • We have refinanced the Company – with loan maturities going to 5, 10 and 25 years. • We no longer have any goodwill or intangibles on our balance sheet. • We announced a $2.9 million stock repurchase authorization. 29

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill and intangibles, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill and intangibles, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill and intangibles, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. The Company defines Non-GAAP earnings per Share (EPS) as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. 31

Non-GAAP Information Three Months Ended Non-GAAP Gross Profit Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net Sales 98,858 106,438 101,562 98,175 88,606 100,394 95,447 90,134 80,578 60,824 85,920 Gross Profit 21,580 25,144 21,887 18,380 18,919 23,493 21,074 22,719 18,993 12,244 22,241 Plus: Unusual Workers Comp - 450 - - - - - - - - - Plus: Inventory write off for PIP - - 963 1,738 - 202 82 123 - - - Plus: Business integration expense - - - - - - - - - - - Plus: Amortization of inventory step up - - - - - - - - - - - Non-GAAP Adj. Gross Profit (Note 1) 21,580 25,594 22,850 20,118 18,919 23,695 21,156 22,843 18,993 12,244 22,241 Gross Profit as % of Net Sales 21.8% 23.6% 21.6% 18.7% 21.4% 23.4% 22.1% 25.2% 23.6% 20.1% 25.9% Non-GAAP Adj. Gross Profit % of Net Sales 21.8% 24.0% 22.5% 20.5% 21.4% 23.6% 22.2% 25.3% 23.6% 20.1% 25.9% Non-GAAP S,G&A Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net Sales 98,858 106,438 101,562 98,175 88,606 100,394 95,447 90,134 80,578 60,824 85,920 Selling and Administrative Expense 23,120 23,801 23,033 22,518 21,660 21,114 21,036 20,015 20,397 16,523 19,335 Plus: Business integration expense - - - - - - - - - - - Less: Acquisition expenses - - - - - - - - - - - Non-GAAP Adj. Selling and Admin. Expense 23,120 23,801 23,033 22,518 21,660 21,114 21,036 20,015 20,397 16,523 19,335 S,G&A as % of Net Sales 23.4% 22.4% 22.7% 22.9% 24.4% 21.0% 22.0% 22.2% 25.3% 27.2% 22.5% Non-GAAP S,G&A as % of Net Sales (Note 2) 23.4% 22.4% 22.7% 22.9% 24.4% 21.0% 22.0% 22.2% 25.3% 27.2% 22.5% 32

Non-GAAP Operating Income Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net Sales 98,858 106,438 101,562 98,175 88,606 100,394 95,447 90,134 80,578 60,824 85,920 Operating income (loss) (1,515) (165) (1,179) (12,765) (4,863) 574 (1,042) 26,681 (1,336) (5,625) 2,563 Plus: Unusual Workers Comp - 450 - - - - - - - - - Plus: Legal Settlement - 1,514 - - - - - - - - - Plus: Inventory write off for PIP - - 963 1,738 - 202 82 123 - - - Plus: Profit improvement plans 216 190 531 2,230 2,091 1,725 1,043 160 24 227 145 Plus: COVID-19 Recovery Plan - - - - - - - - - 1,019 370 Plus: Impairment of assets - - 349 815 5 (1) 6 (25,121) - - - Plus: Impairment of goodwill and intangibles - - - 5,545 - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) (1,299) 1,989 664 (2,437) (2,767) 2,500 89 1,843 (1,312) (4,379) 3,078 Operating income as % of net sales -1.5% -0.2% -1.2% -13.0% -5.5% 0.6% -1.1% 29.6% -1.7% -9.2% 3.0% Adjusted operating income as a % of net sales -1.3% 1.9% 0.7% -2.5% -3.1% 2.5% 0.1% 2.0% -1.6% -7.2% 3.6% Non-GAAP Income from Continuing Operations Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net income (loss) as reported (2,907) (1,815) (2,962) (13,699) (6,672) (1,216) (2,554) 25,712 (2,689) (7,060) 860 Less: (Loss) from discontinued, net tax (23) 157 (40) 1 (31) (35) 23 (305) (77) (81) (46) Income (loss) from Continuing Operations (2,884) (1,972) (2,922) (13,700) (6,641) (1,181) (2,577) 26,018 (2,612) (6,979) 906 Plus: Unusual Workers Comp - 450 - - - - - - - - - Plus: Legal Settlement - 1,514 - - - - - - - - - Plus: Inventory write off for PIP - - 963 1,738 - 202 82 123 - - - Plus: Profit improvement plans 216 190 531 2,230 2,091 1,725 1,043 160 24 227 145 Plus: COVID-19 Recovery Plan - - - - - - - - - 1,019 370 Plus: Impairment of assets - - 349 815 5 (1) 6 (25,121) - - - Plus: Impairment of goodwill and intangibles - - - 5,545 - - - - - - - Plus: Tax effect of above - - - - - - - - - - - Plus: Tax credits, rate change and valuation allowance - - - - - (14) - - - - - Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4) (2,668) 182 (1,079) (3,372) (4,545) 731 (1,446) 1,180 (2,588) (5,733) 1,421 Adj diluted EPS from Cont. Op's (0.17) 0.01 (0.07) (0.21) (0.29) 0.05 (0.09) 0.08 (0.17) (0.46) 0.09 Wt'd avg. common shares outstanding - diluted 15,851 15,864 15,786 15,792 15,809 15,809 15,899 15,400 15,356 15,331 15,454 33

Non-GAAP EBIT and EBITDA Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Net income (loss) as reported (2,907) (1,815) (2,962) (13,699) (6,672) (1,216) (2,554) 25,712 (2,689) (7,060) 860 Less: (Loss) from discontinued, net tax (23) 157 (40) 1 (31) (35) 23 (305) (77) (81) (46) Plus: Taxes (166) (26) 82 (721) 100 34 (109) (682) (4) - 4 Plus: Interest 1,533 1,642 1,664 1,651 1,720 1,717 1,648 1,359 1,285 1,357 1,561 Non-GAAP Adjusted EBIT (Note 5) (1,517) (356) (1,176) (12,770) (4,821) 570 (1,038) 26,694 (1,331) (5,622) 2,471 Plus: Depreciation and amortization 3,143 3,164 3,089 3,257 3,098 2,808 2,924 2,973 3,035 2,560 5,793 Non-GAAP EBITDA from Cont Op 1,626 2,808 1,913 (9,513) (1,723) 3,378 1,886 29,667 1,704 (3,062) 8,264 Plus: Legal Settlement - 1,514 - - - - - - - - - Plus: Inventory write off for PIP - - 963 1,738 - 202 82 123 - - - Plus: Profit improvement plans 216 190 531 2,230 2,091 1,725 1,043 160 24 227 145 Plus: COVID-19 Recovery Plan - - - - - - - - - 1,019 370 Plus: Impairment of assets - - 349 815 5 (1) 6 (25,121) - - - Plus: Impairment of goodwill and intangibles - - - 5,545 - - - - - - - Non-GAAP Adj. EBITDA (Note 5) 1,842 4,962 3,756 815 373 5,304 3,017 4,830 1,728 (1,816) 8,779 Non-GAAP Adj. EBITDA as % of Net Sales 1.9% 4.7% 3.7% 0.8% 0.4% 5.3% 3.2% 5.4% 2.1% -3.0% 10.2% Management estimate of severe weather (not in above) - - - - - - - - - - - Non-GAAP Free Cash Flow Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q12019 Q22019 Q32019 Q42019 Q12020 Q22020 Q32020 Non-GAAP Adjusted EBIT (from above) (1,517) (356) (1,176) (12,770) (4,821) 570 (1,038) 26,694 (1,331) (5,622) 2,471 Times: 1 - Tax Rate = EBIAT (1,517) (356) (1,176) (12,770) (4,821) 570 (1,038) 26,694 (1,331) (5,622) 2,471 Plus: Depreciation and amortization 3,143 3,164 3,089 3,257 3,098 2,808 2,924 2,973 3,035 2,560 5,793 Plus: Non Cash Impairment of Assets, Goodwill - - 349 6,360 5 (1) 6 (25,121) - - - Minus: Net change in Working Capital 2,138 5,416 2,356 (18,488) (1,022) (4,293) (4,376) 1,393 1,004 (16,126) (916) Non-GAAP Cash from Operations (512) (2,608) (94) 15,335 (696) 7,670 6,268 3,153 700 13,064 9,180 Minus: Capital Expenditures 752 745 1,627 1,317 (1,010) 1,029 1,078 319 794 1,704 403 Minus: Business / Capital acquisitions - - - - - - - - - - - Non-GAAP Free Cash Flow (Note 6) (1,264) (3,353) (1,721) 14,018 314 6,641 5,190 2,834 (94) 11,360 8,777 34